UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2024
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2024, the Board of Directors (the “Board”) of MongoDB, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted the Amended and Restated Bylaws of the Company (the “Restated Bylaws”), effective as of November 14, 2024, to clarify and implement certain procedural and disclosure requirements for Company stockholders proposing director nominations for consideration at the Company’s annual or special meetings of stockholders in connection with the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Restated Bylaws also include other technical, conforming, clarifying and modernizing revisions.

The Restated Bylaws include, without limitation, amendments to:

•clarify certain procedural requirements with respect to the making of director nominations, calling of special meetings and bringing of other business by stockholders, primarily related to the delivery of notices and the number of nominees that stockholders may nominate for election;
•enhance the disclosure requirements for the making of director nominations and bringing of other business by stockholders to include additional information regarding such stockholders and their affiliates;
•require that any stockholder making director nominations pursuant to Rule 14a-19 of the Exchange Act comply with Rule 14a-19 of the Exchange Act and include a representation that such stockholder intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors and provide reasonable evidence of compliance with Rule 14a-19 of the Exchange Act;
•add a requirement that stockholder nominees for director complete a questionnaire and provide certain other information, representations and agreements that the Company may reasonably request;
•require any stockholder soliciting proxies from other stockholders to use a proxy card color other than white, with white proxy cards being reserved for exclusive use by the Board; and
•remove provisions that are no longer applicable in light of the Final Conversion Date (as defined in the Company's Amended and Restated Certificate of Incorporation) having occurred.

The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of MongoDB, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: November 20, 2024	By:	/s/ Andrew Stephens
Name: Andrew Stephens Title: General Counsel and Secretary